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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): June 30, 1998



                        THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)



  DELAWARE                       1-7155                       13-2740040
(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)



                    ONE DIAMOND HILL ROAD
                    MURRAY HILL, NEW JERSEY                     07974
         (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (908) 665-5000



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ITEM 5.    Other Events

         On December 17, 1997, the Board of Directors of the Registrant approved in principle a plan to distribute to the holders of common stock of the Registrant (the "Distribution") all of the common stock of the Registrant's subsidiary, The New Dun & Bradstreet Corporation ("New D&B"). On June 3, 1998, the Registrant's Board of Directors formally approved the Distribution and declared a dividend payable to each holder of record of the Registrant's common stock at the close of business on June 17, 1998 (the "Record Date") of one share of New D&B common stock for each share of the Registrant's common stock held by such holder at the close of business on the Record Date. Prior to the Distribution, the Registrant will have contributed to New D&B all or substantially all of the businesses which will comprise the New D&B business, which accounted for approximately 84% of the Registrant's revenues and 75% of the Registrant's operating income in 1997. Certificates representing shares of New D&B common stock will be mailed to stockholders of the Registrant on or about June 30, 1998. The Registrant has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

         As a result of the Distribution, the Registrant will be separated into two independent publicly traded companies: (i) The New Dun & Bradstreet Corporation, a leading global information company, and (ii) R.H. Donnelley Corporation, a leading provider of yellow pages and directory publishing services.

         New D&B is a newly created Delaware corporation, the businesses of which will consist of two leading global information companies -- Dun & Bradstreet, Inc., the leading provider of commercial credit, business marketing and purchasing information and receivables management services; and Moody's Investors Service, Inc., a leading provider of credit ratings and analysis covering debt instruments and other obligations issued in global capital markets and a provider of business and financial information for investment research and reference uses. In connection with the Distribution, New D&B will change its name to "The Dun & Bradstreet Corporation". Shares of New D&B Common Stock have been accepted for listing on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "DNB".

         R.H. Donnelley Inc., a subsidiary of the Registrant, provides sales, marketing and publishing services for yellow pages and other directory products and is the largest independent marketer of yellow pages advertising in the United States. As a result of the Distribution, the R.H. Donnelley business will remain with the Registrant, and at the time of the Distribution, the Registrant will change its name to "R.H. Donnelley Corporation". The Registrant's common stock will continue to trade on the NYSE after the Distribution, but the symbol under which it trades will change from "DNB" to "RHD".

         After the Distribution, the Registrant will not have any ownership interest in New D&B, and New D&B will be an independent public company. In addition, after the Distribution, New D&B will not have any ownership interest in the Registrant.
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         New D&B and the Registrant will enter into certain agreements governing the relationship between New D&B and the Registrant subsequent to the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Forms of such agreements are filed as Exhibits 99.2 to 99.9 to this Form 8-K and are incorporated herein by reference.

         In connection with the Distribution, R.H. Donnelley Inc. has borrowed approximately $350 million under a new bank credit facility and issued $150 million of senior subordinated notes, all of which is guaranteed by the Registrant. A portion of the proceeds of this indebtedness will be used to repay existing indebtedness of the Registrant prior to the Distribution. This $500 million of debt will be an obligation of the Registrant after the Distribution. New D&B will retain the obligation for approximately $300 million of existing minority interest financing.

         Attached hereto as Exhibit 99.1 is the Information Statement dated as of June 22, 1998 (the "Information Statement") which the Registrant has sent to each of the record holders of its common stock as of the close of business on the Record Date. The Information Statement contains additional information regarding the Distribution and the Registrant. All of the information included in the following sections of the Information Statement is incorporated herein by reference:

         Questions and Answers About the Distribution
         Information Statement Summary
         Forward-Looking Statements
         Risk Factors--Risks Relating to The New Dun & Bradstreet Corporation and R.H. Donnelley Corporation and --Risks Relating to
           R.H. Donnelley
         The Distribution
         Relationship Between The New Dun & Bradstreet Corporation and R.H.
           Donnelley Corporation After the Distribution
         Dividend Policies
         R.H. Donnelley Capitalization
         R.H. Donnelley Selected Financial Data
         R.H. Donnelley Management's Discussion and Analysis of Financial
           Condition and Results of Operations
         R.H. Donnelley Business
         R.H. Donnelley Management and Executive Compensation
         R.H. Donnelley Security Ownership By Certain Beneficial Owners and
           Management
         Financial Statements--R.H. Donnelley Inc. and --DonTech (pages F-39 to F-71 inclusive)
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ITEM 7.  Financial Statements; Pro Forma Financial Statements and Exhibits

(b)  Pro Forma Financial Information

         The infomation included in the section of the Information Statement entitled "R.H. Donnelley Pro Forma Condensed Financial Statements" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby the Registrant will "spin-off" New D&B, because of the relative significance of the New D&B business to the Registrant, New D&B will be treated as the "accounting successor" to the Registrant for financial reporting purposes. The pro forma financial statements incorporated by reference herein relate to the ongoing operations of the Registrant after the Distribution.

(c)  Exhibits

Exhibit No.    Description

23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2 Form of Distribution Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.3 Form of Tax Allocation Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.4 Form of Employee Benefits Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.5 Form of Intellectual Property Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.6 Form of Shared Transaction Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.7 Form of Data Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.8 Form of Transition Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation
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99.9           Form of Amended and Restated Transition Services Agreement among
               The Dun & Bradstreet Corporation, The New Dun & Bradstreet Corporation, Cognizant Corporation, IMS Health Incorporated, ACNielsen Corporation and Gartner Group, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE DUN & BRADSTREET CORPORATION


                                            By:  /s/ Nancy L. Henry
                                               ------------------------------
                                               Title: Senior Vice President
                                                      and Chief Legal Counsel

Date:  June 30, 1998
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                                  EXHIBIT INDEX


Exhibit No.    Description


23             Consent of Independent Accountants

27             Financial Data Schedule

99.1           Information Statement dated as of June 22, 1998

99.2 Form of Distribution Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.3 Form of Tax Allocation Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.4 Form of Employee Benefits Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.5 Form of Intellectual Property Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.6 Form of Shared Transaction Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.7 Form of Data Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.8 Form of Transition Services Agreement between The Dun & Bradstreet Corporation and The New Dun & Bradstreet Corporation

99.9 Form of Amended and Restated Transition Services Agreement among The Dun & Bradstreet Corporation, The New Dun & Bradstreet Corporation, Cognizant Corporation, IMS Health Incorporated, ACNielsen Corporation and Gartner Group, Inc.